UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2010

EMPIRE RESORTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-12522	13-3714474
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Monticello Casino and Raceway, Route 17B, P.O. Box 5013, Monticello, NY		12701
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (845) 807-0001

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 21, 2010, Empire Resorts, Inc. (the “Company”) delivered a notice to The NASDAQ Stock Market (“NASDAQ”) that, effective September 8, 2010, the Company no longer complies with NASDAQ’s independent director requirements due to the resignation of G. Michael Brown from the Company’s Board of Directors.  As previously disclosed, Mr. Brown resigned from the Board of Directors of the Company due to health reasons, effective September 8, 2010, and the resulting vacancy on the Board of Directors was filled by Joseph D’Amato, the Company’s Chief Executive Officer and Chief Financial Officer.  Mr. D’Amato was appointed pursuant to the recommendation of Kien Huat Realty III Limited (“Kien Huat”) in accordance with the terms of that certain Investment Agreement, dated as of August 19, 2009, by and between Kien Huat and the Company.  Mr. Brown was an “Independent Director,” as defined in NASDAQ Listing Rule 5605(a)(2).  Mr. D’Amato, however, is not an Independent Director due to his positions as an officer of the Company.  As a result, a majority of the Company’s Board of Directors is no longer comprised of Independent Directors as required by Listing Rule 5605(b)(1).

On September 22, 2010, NASDAQ delivered a notice to the Company acknowledging the Company’s non-compliance with the NASDAQ independent director requirements described above and advising that, in accordance with Listing Rule 5605(b)(1), NASDAQ has provided the Company with a cure period in which to regain compliance therewith.  As set forth in NASDAQ’s September 22, 2010 notice, the Company must regain compliance with Listing Rule 5605(b)(1) by: (a) the earlier of the Company’s next annual stockholders’ meeting or September 8, 2011; or (b) if the next annual stockholders’ meeting is held before March 7, 2011, then the Company must evidence compliance no later than March 7, 2011.

The Company intends to regain compliance with Listing Rule 5605(b)(1) at its next annual meeting of stockholders, which the Company intends to hold before January 1, 2011.

Cautionary Statement Regarding Forward Looking Information

Statements in this current report on Form 8-K regarding the Company’s business that are not historical facts are “forward-looking statements” that may involve material risks and uncertainties.  The Company wishes to caution readers not to place undue reliance on such forward-looking statements, which statements are made pursuant to the Private Securities Litigation Reform Act of 1994, and as such, speak only as of the date made.  For a full discussion of risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see the section entitled “Risk Factors” in the Company's Annual Report on Form 10-K for the most recently ended fiscal year, as well as the Quarterly Report on Form 10-Q for the most recently ended fiscal quarter.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPIRE RESORTS, INC.

Dated: September 24, 2010	By:	/s/ Name: Joseph A. D’Amato
Name: Joseph A. D’Amato
Title: Chief Executive Officer